Supplemental Information
Second Quarter 2026

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov*) or at the Corporation’s website (www.bankofamerica.com*). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

* Website content is not incorporated by reference into this Supplemental Information.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2026	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025
	2026	2025
Income statement
Net interest income	$31,742	$29,113	$15,997	$15,745	$15,750	$15,233	$14,670
Noninterest income	30,088	26,577	15,561	14,527	12,617	13,807	12,773
Total revenue, net of interest expense	61,830	55,690	31,558	30,272	28,367	29,040	27,443
Provision for credit losses	2,703	3,072	1,366	1,337	1,308	1,295	1,592
Noninterest expense	37,158	34,953	18,627	18,531	17,437	17,337	17,183
Income before income taxes	21,969	17,665	11,565	10,404	9,622	10,408	8,668
Pretax, pre-provision income (1)	24,672	20,737	12,931	11,741	10,930	11,703	10,260
Income tax expense	4,311	3,135	2,491	1,820	1,975	2,076	1,498
Net income	17,658	14,530	9,074	8,584	7,647	8,332	7,170
Preferred stock dividends	755	697	326	429	328	429	291
Net income applicable to common shareholders	16,903	13,833	8,748	8,155	7,319	7,903	6,879
Diluted earnings per common share	2.31	1.79	1.21	1.11	0.98	1.04	0.90
Average diluted common shares issued and outstanding	7,356.2	7,711.2	7,294.2	7,417.5	7,546.9	7,627.1	7,651.6
Dividends paid per common share	$0.56	$0.52	$0.28	$0.28	$0.28	$0.28	$0.26

Performance ratios
Return on average assets	1.01%	0.86%	1.03%	0.99%	0.89%	0.96%	0.84%
Return on average common shareholders’ equity	12.33	10.24	12.71	11.95	10.45	11.40	10.12
Return on average shareholders’ equity	11.80	9.94	12.09	11.51	9.98	11.01	9.74
Return on average tangible common shareholders’ equity (2)	16.52	13.79	17.03	16.00	13.97	15.29	13.61
Return on average tangible shareholders’ equity (2)	15.37	13.04	15.76	14.98	12.97	14.35	12.77
Efficiency ratio	60.10	62.76	59.02	61.22	61.47	59.70	62.61

At period end
Book value per share of common stock	$39.34	$36.92	$39.34	$38.66	$38.44	$37.72	$36.92
Tangible book value per share of common stock (2)	29.37	27.49	29.37	28.84	28.73	28.16	27.49
Market capitalization	399,884	351,904	399,884	347,583	396,686	378,125	351,904
Number of financial centers - U.S.	3,530	3,664	3,530	3,540	3,628	3,649	3,664
Number of branded ATMs - U.S.	14,939	14,904	14,939	14,902	14,909	14,920	14,904
Headcount	211,304	213,388	211,304	212,134	213,207	213,384	213,388

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 31.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 31.)

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2026	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025
	2026	2025
Net interest income
Interest income	$67,191	$68,939	$33,832	$33,359	$34,261	$35,366	$34,873
Interest expense	35,449	39,826	17,835	17,614	18,511	20,133	20,203
Net interest income	31,742	29,113	15,997	15,745	15,750	15,233	14,670

Noninterest income
Fees and commissions	21,629	18,884	11,080	10,549	10,181	10,337	9,469
Market making and similar activities	7,814	6,737	4,177	3,637	2,074	3,203	3,153
Other income	645	956	304	341	362	267	151
Total noninterest income	30,088	26,577	15,561	14,527	12,617	13,807	12,773
Total revenue, net of interest expense	61,830	55,690	31,558	30,272	28,367	29,040	27,443

Provision for credit losses	2,703	3,072	1,366	1,337	1,308	1,295	1,592

Noninterest expense
Compensation and benefits	22,321	21,221	10,987	11,334	10,602	10,523	10,332
Information processing and communications	3,942	3,713	1,924	2,018	1,913	1,827	1,819
Occupancy and equipment	3,814	3,692	1,914	1,900	1,884	1,872	1,836
Product delivery and transaction related	2,453	1,888	1,327	1,126	1,011	1,025	974
Professional fees	1,156	1,292	573	583	682	606	640
Marketing	1,269	1,069	736	533	563	572	563
Other general operating	2,203	2,078	1,166	1,037	782	912	1,019
Total noninterest expense	37,158	34,953	18,627	18,531	17,437	17,337	17,183
Income before income taxes	21,969	17,665	11,565	10,404	9,622	10,408	8,668
Income tax expense	4,311	3,135	2,491	1,820	1,975	2,076	1,498
Net income	$17,658	$14,530	$9,074	$8,584	$7,647	$8,332	$7,170
Preferred stock dividends	755	697	326	429	328	429	291
Net income applicable to common shareholders	$16,903	$13,833	$8,748	$8,155	$7,319	$7,903	$6,879

Per common share information
Earnings	$2.35	$1.81	$1.22	$1.12	$0.99	$1.06	$0.91
Diluted earnings	2.31	1.79	1.21	1.11	0.98	1.04	0.90
Average common shares issued and outstanding	7,203.5	7,629.5	7,151.2	7,256.1	7,364.9	7,466.0	7,581.2
Average diluted common shares issued and outstanding	7,356.2	7,711.2	7,294.2	7,417.5	7,546.9	7,627.1	7,651.6

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2026	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025
	2026	2025
Net income	$17,658	$14,530	$9,074	$8,584	$7,647	$8,332	$7,170
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	(477)	51	52	(529)	667	438	(315)
Net change in debit valuation adjustments	259	144	(401)	660	(168)	(305)	(153)
Net change in derivatives	(1,378)	2,509	(751)	(627)	445	636	1,196
Employee benefit plan adjustments	71	53	36	35	282	(16)	26
Net change in foreign currency translation adjustments	18	24	9	9	(7)	6	13
Other comprehensive income (loss)	(1,507)	2,781	(1,055)	(452)	1,219	759	767
Comprehensive income	$16,151	$17,311	$8,019	$8,132	$8,866	$9,091	$7,937

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2026	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025
	2026	2025
Net interest income
Interest income
Loans and leases	$31,346	$30,874	$15,863	$15,483	$16,015	$16,191	$15,651
Debt securities	12,323	13,680	6,032	6,291	6,755	6,958	6,913
Federal funds sold and securities borrowed or purchased under agreements to resell	8,042	7,868	4,185	3,857	3,763	3,802	4,094
Trading account assets	6,261	6,065	3,063	3,198	2,979	3,195	3,057
Other interest income	9,219	10,452	4,689	4,530	4,749	5,220	5,158
Total interest income	67,191	68,939	33,832	33,359	34,261	35,366	34,873

Interest expense
Deposits	14,673	17,313	7,372	7,301	8,268	8,932	8,681
Short-term borrowings	13,117	14,398	6,607	6,510	6,472	7,172	7,435
Trading account liabilities	1,501	1,383	756	745	602	672	676
Long-term debt	6,158	6,732	3,100	3,058	3,169	3,357	3,411
Total interest expense	35,449	39,826	17,835	17,614	18,511	20,133	20,203
Net interest income	$31,742	$29,113	$15,997	$15,745	$15,750	$15,233	$14,670

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$1,812	$1,952	$947	$865	$934	$990	$1,036
Other card income	1,264	1,212	636	628	632	639	610
Total card income	3,076	3,164	1,583	1,493	1,566	1,629	1,646
Service charges
Deposit-related fees	2,642	2,493	1,336	1,306	1,284	1,267	1,265
Lending-related fees	738	683	370	368	365	365	350
Total service charges	3,380	3,176	1,706	1,674	1,649	1,632	1,615
Investment and brokerage services
Asset management fees	8,739	7,436	4,427	4,312	4,193	3,972	3,698
Brokerage fees	2,455	2,157	1,226	1,229	1,107	1,091	1,082
Total investment and brokerage services	11,194	9,593	5,653	5,541	5,300	5,063	4,780
Investment banking fees
Underwriting income	2,171	1,576	1,220	951	752	992	806
Syndication fees	697	658	360	337	324	438	289
Financial advisory services	1,111	717	558	553	590	583	333
Total investment banking fees	3,979	2,951	2,138	1,841	1,666	2,013	1,428
Total fees and commissions	21,629	18,884	11,080	10,549	10,181	10,337	9,469
Market making and similar activities	7,814	6,737	4,177	3,637	2,074	3,203	3,153
Other income (loss)	645	956	304	341	362	267	151
Total noninterest income	$30,088	$26,577	$15,561	$14,527	$12,617	$13,807	$12,773

(1)Gross interchange fees and merchant income were $7.1 billion and $6.8 billion and are presented net of $5.3 billion and $4.8 billion of expenses for rewards and partner payments as well as certain other card costs for the six months ended June 30, 2026 and 2025. Gross interchange fees and merchant income were $3.7 billion, $3.4 billion, $3.6 billion, $3.4 billion and $3.5 billion and are presented net of $2.7 billion, $2.5 billion, $2.6 billion, $2.5 billion and $2.4 billion of expenses for rewards and partner payments as well as certain other card costs for the second and first quarters of 2026 and the fourth, third and second quarters of 2025, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	June 30 2026	March 31 2026	June 30 2025
Assets
Cash and due from banks	$28,620	$27,125	$26,661
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	201,125	215,354	239,350
Cash and cash equivalents	229,745	242,479	266,011
Time deposits placed and other short-term investments	9,447	7,386	9,377
Federal funds sold and securities borrowed or purchased under agreements to resell	412,415	383,264	352,392
Trading account assets	358,748	364,221	356,584
Derivative assets	45,101	48,315	42,711
Debt securities:
Carried at fair value	363,419	386,389	388,930
Held-to-maturity, at amortized cost	505,799	514,738	541,286
Total debt securities	869,218	901,127	930,216
Loans and leases	1,217,619	1,205,035	1,147,056
Allowance for loan and lease losses	(13,114)	(13,148)	(13,291)
Loans and leases, net of allowance	1,204,505	1,191,887	1,133,765
Premises and equipment, net	12,788	12,539	12,254
Goodwill	69,021	69,021	69,021
Loans held-for-sale	6,535	10,944	5,401
Customer and other receivables	106,269	96,082	93,964
Other assets	175,164	168,921	169,102
Total assets	$3,498,956	$3,496,186	$3,440,798

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$529,985	$529,194	$514,530
Interest-bearing	1,357,513	1,372,969	1,363,483
Deposits in non-U.S. offices:
Noninterest-bearing	14,358	14,924	14,440
Interest-bearing	123,268	120,576	119,160
Total deposits	2,025,124	2,037,663	2,011,613
Federal funds purchased and securities loaned or sold under agreements to repurchase	332,218	353,020	399,460
Trading account liabilities	123,162	129,833	107,426
Derivative liabilities	42,577	43,938	41,693
Short-term borrowings	59,979	57,630	47,891
Accrued expenses and other liabilities	274,939	247,470	221,276
Long-term debt	339,863	325,964	313,418
Total liabilities	3,197,862	3,195,518	3,142,777
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,951,164, 3,951,164 and 3,891,164 shares	24,996	24,996	23,495
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 7,017,967,460, 7,129,908,032 and 7,436,679,485 shares	13,611	18,885	36,428
Retained earnings	274,520	267,765	250,602
Accumulated other comprehensive income (loss)	(12,033)	(10,978)	(12,504)
Total shareholders’ equity	301,094	300,668	298,021
Total liabilities and shareholders’ equity	$3,498,956	$3,496,186	$3,440,798

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$7,703	$7,184	$5,668
Loans and leases	17,905	16,936	18,617
Allowance for loan and lease losses	(858)	(855)	(917)
Loans and leases, net of allowance	17,047	16,081	17,700
All other assets	889	701	633
Total assets of consolidated variable interest entities	$25,639	$23,966	$24,001

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$6,964	$6,403	$4,359
Long-term debt	7,555	6,319	8,839
All other liabilities	20	21	23
Total liabilities of consolidated variable interest entities	$14,539	$12,743	$13,221

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	June 30 2026	March 31 2026	June 30 2025
Risk-based capital metrics (1, 2):
Standardized Approach
Common equity tier 1 capital	$201,581	$199,695	$201,200
Tier 1 capital	226,568	224,671	224,684
Total capital	262,757	258,316	259,508
Risk-weighted assets	1,792,962	1,778,126	1,748,273
Common equity tier 1 capital ratio	11.2%	11.2%	11.5%
Tier 1 capital ratio	12.6	12.6	12.9
Total capital ratio	14.7	14.5	14.8

Advanced Approaches
Common equity tier 1 capital	$201,581	$199,695	$201,200
Tier 1 capital	226,568	224,671	224,684
Total capital	252,112	247,594	249,000
Risk-weighted assets	1,613,436	1,593,984	1,546,112
Common equity tier 1 capital ratio	12.5%	12.5%	13.0%
Tier 1 capital ratio	14.0	14.1	14.5
Total capital ratio	15.6	15.5	16.1

Leverage-based metrics (1, 2):
Adjusted average assets	$3,452,090	$3,432,747	$3,353,376
Tier 1 leverage ratio	6.6%	6.5%	6.7%

Supplementary leverage exposure	$4,117,829	$4,086,677	$3,956,615
Supplementary leverage ratio	5.5%	5.5%	5.7%

Total ending equity to total ending assets ratio	8.6	8.6	8.7
Common equity ratio	7.9	7.9	8.0
Tangible equity ratio (3)	6.7	6.7	6.8
Tangible common equity ratio (3)	6.0	6.0	6.1

(1)Effective in the fourth quarter of 2025, the Corporation elected to change its accounting methods for certain tax-related equity investments and applied those changes retrospectively through cumulative adjustment to retained earnings. Under applicable bank regulatory rules, the Corporation is not required to revise previously-filed regulatory capital ratios and, accordingly, did not revise regulatory capital information as of June 30, 2025.
(2)Regulatory capital ratios at June 30, 2026 are preliminary. The Corporation reports regulatory capital ratios under both the Standardized and Advanced approaches. Capital adequacy is evaluated against the lower of the Standardized or Advanced approaches compared to their respective regulatory capital ratio requirements. The Corporation’s binding ratio was the Tier 1 capital ratio under the Standardized approach at June 30, 2026 and the Total capital ratio under the Standardized approach at March 31, 2026 and June 30, 2025.
(3)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 31.)

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	June 30 2026	March 31 2026	June 30 2025
Total common shareholders' equity	$276,098	275,672	$274,526
Impact of change in accounting method (1)	—	—	1,578
Goodwill, net of related deferred tax liabilities	(68,651)	(68,651)	(68,649)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(8,561)	(8,739)	(8,452)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,357)	(1,371)	(1,410)
Defined benefit pension plan net assets, net-of-tax	(886)	(876)	(817)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	1,541	1,090	1,349
Accumulated net (gain) loss on certain cash flow hedges (2)	3,413	2,657	3,094
Other	(16)	(87)	(19)
Common equity tier 1 capital	201,581	199,695	201,200
Qualifying preferred stock, net of issuance cost	24,995	24,995	23,494
Other	(8)	(19)	(10)
Tier 1 capital	226,568	224,671	224,684
Tier 2 capital instruments	22,348	19,518	20,634
Qualifying allowance for credit losses	14,318	14,359	14,499
Other	(477)	(232)	(309)
Total capital under the Standardized approach	262,757	258,316	259,508
Adjustment in qualifying allowance for credit losses under the Advanced approaches	(10,645)	(10,722)	(10,508)
Total capital under the Advanced approaches	$252,112	$247,594	$249,000

(1)Represents the decrease in retained earnings due to the Corporation's election to change accounting methods for certain tax-related equity investments in the fourth quarter of 2025. Under applicable bank regulatory rules, the Corporation is not required to revise previously-filed regulatory capital ratios and, accordingly, did not revise regulatory capital information as of June 30, 2025.
(2)Includes amounts in accumulated other comprehensive income related to the hedging of items that are not recognized at fair value on the Consolidated Balance Sheet.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Second Quarter 2026			First Quarter 2026			Second Quarter 2025
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$254,700	$2,215	3.49%	$244,128	$2,087	3.47%	$274,839	$2,843	4.15%
Time deposits placed and other short-term investments	11,839	93	3.15	10,470	77	2.98	10,405	89	3.43
Federal funds sold and securities borrowed or purchased under agreements to resell	373,297	4,185	4.50	346,289	3,857	4.52	353,331	4,094	4.65
Trading account assets	240,768	3,097	5.16	258,038	3,232	5.08	234,282	3,081	5.27
Debt securities	880,724	6,051	2.74	914,990	6,307	2.77	933,065	6,932	2.96
Loans and leases (2)
Residential mortgage	236,187	2,106	3.57	236,089	2,084	3.54	235,130	2,031	3.46
Home equity	27,099	370	5.48	26,884	352	5.31	26,190	379	5.80
Credit card	103,640	2,794	10.81	103,087	2,822	11.10	100,013	2,846	11.41
Direct/Indirect and other consumer	116,455	1,484	5.11	114,167	1,453	5.17	108,955	1,484	5.47
Total consumer	483,381	6,754	5.60	480,227	6,711	5.65	470,288	6,740	5.74
U.S. commercial	482,510	6,034	5.01	466,097	5,776	5.02	427,194	5,709	5.36
Non-U.S. commercial	164,502	1,940	4.73	158,080	1,851	4.75	149,044	2,016	5.42
Commercial real estate	70,280	985	5.62	68,829	963	5.67	65,847	1,023	6.23
Commercial lease financing	15,846	200	5.06	16,295	233	5.74	16,080	214	5.33
Total commercial	733,138	9,159	5.01	709,301	8,823	5.04	658,165	8,962	5.46
Total loans and leases	1,216,519	15,913	5.24	1,189,528	15,534	5.29	1,128,453	15,702	5.58
Other earning assets	128,879	2,441	7.60	136,534	2,427	7.20	115,831	2,277	7.89
Total earning assets	3,106,726	33,995	4.39	3,099,977	33,521	4.38	3,050,206	35,018	4.60
Cash and due from banks	26,656			25,877			24,781
Other assets, less allowance for loan and lease losses	398,186			386,636			355,293
Total assets	$3,531,568			$3,512,490			$3,430,280
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits	$1,108,939	$5,042	1.82%	$1,109,607	$4,940	1.81%	$1,078,771	$5,739	2.13%
Time and savings deposits	254,022	1,661	2.62	251,937	1,689	2.72	259,261	1,998	3.09
Total U.S. interest-bearing deposits	1,362,961	6,703	1.97	1,361,544	6,629	1.97	1,338,032	7,737	2.32
Non-U.S. interest-bearing deposits	126,738	669	2.11	129,047	672	2.11	121,921	944	3.11
Total interest-bearing deposits	1,489,699	7,372	1.98	1,490,591	7,301	1.99	1,459,953	8,681	2.38
Federal funds purchased and securities loaned or sold under agreements to repurchase	353,243	4,135	4.70	384,213	4,287	4.52	414,655	4,946	4.78
Short-term borrowings and other interest-bearing liabilities	228,651	2,472	4.34	198,232	2,223	4.55	183,008	2,489	5.45
Trading account liabilities	57,026	756	5.32	52,927	745	5.71	53,805	676	5.04
Long-term debt	256,197	3,100	4.85	253,997	3,058	4.86	249,104	3,411	5.49
Total interest-bearing liabilities	2,384,816	17,835	3.00	2,379,960	17,614	3.00	2,360,525	20,203	3.43
Noninterest-bearing sources
Noninterest-bearing deposits	533,251			526,338			513,808
Other liabilities (3)	312,517			303,691			260,618
Shareholders’ equity	300,984			302,501			295,329
Total liabilities and shareholders’ equity	$3,531,568			$3,512,490			$3,430,280
Net interest spread			1.39%			1.38%			1.17%
Impact of noninterest-bearing sources			0.69			0.69			0.77
Net interest income/yield on earning assets (4)		$16,160	2.08%		$15,907	2.07%		$14,815	1.94%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $84.6 billion, $77.3 billion and $58.8 billion of structured notes and liabilities for the second and first quarters of 2026 and the second quarter of 2025, respectively.
(4)Net interest income includes FTE adjustments of $163 million, $162 million and $145 million for the second and first quarters of 2026 and the second quarter of 2025, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	June 30, 2026
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$41,870	$125	$(1,154)	$40,841
Agency-collateralized mortgage obligations	17,204	85	(141)	17,148
Commercial	44,281	260	(484)	44,057
Non-agency residential	75	1	(24)	52
Total mortgage-backed securities	103,430	471	(1,803)	102,098
U.S. Treasury and government agencies	195,191	128	(916)	194,403
Non-U.S. securities	37,718	12	(63)	37,667
Other taxable securities	7,399	2	(54)	7,347
Tax-exempt securities	7,176	8	(159)	7,025
Total available-for-sale debt securities	350,914	621	(2,995)	348,540
Other debt securities carried at fair value (1)	14,928	121	(170)	14,879
Total debt securities carried at fair value	365,842	742	(3,165)	363,419
Held-to-maturity debt securities
Agency mortgage-backed securities	379,169	—	(68,332)	310,837
U.S. Treasury and government agencies	121,262	—	(13,011)	108,251
Other taxable securities	5,397	1	(752)	4,646
Total held-to-maturity debt securities	505,828	1	(82,095)	423,734
Total debt securities	$871,670	$743	$(85,260)	$787,153

	March 31, 2026
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$44,544	$72	$(1,170)	$43,446
Agency-collateralized mortgage obligations	18,365	47	(137)	18,275
Commercial	44,212	181	(452)	43,941
Non-agency residential	270	54	(61)	263
Total mortgage-backed securities	107,391	354	(1,820)	105,925
U.S. Treasury and government agencies	215,210	103	(866)	214,447
Non-U.S. securities	33,455	4	(47)	33,412
Other taxable securities	6,185	3	(57)	6,131
Tax-exempt securities	9,203	14	(169)	9,048
Total available-for-sale debt securities	371,444	478	(2,959)	368,963
Other debt securities carried at fair value (1)	17,492	118	(184)	17,426
Total debt securities carried at fair value	388,936	596	(3,143)	386,389
Held-to-maturity debt securities
Agency mortgage-backed securities	387,880	—	(67,766)	320,114
U.S. Treasury and government agencies	121,252	—	(12,640)	108,612
Other taxable securities	5,631	2	(748)	4,885
Total held-to-maturity debt securities	514,763	2	(81,154)	433,611
Total debt securities	$903,699	$598	$(84,297)	$820,000

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2026	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025
	2026	2025
FTE basis data (1)
Net interest income	$32,067	$29,403	$16,160	$15,907	$15,915	$15,387	$14,815
Total revenue, net of interest expense	62,155	55,980	31,721	30,434	28,532	29,194	27,588
Net interest yield	2.08%	1.96%	2.08%	2.07%	2.08%	2.01%	1.94%
Efficiency ratio	59.78	62.44	58.72	60.89	61.11	59.39	62.28

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $325 million and $290 million for the six months ended June 30, 2026 and 2025, $163 million and $162 million for the second and first quarters of 2026, and $165 million, $154 million and $145 million for the fourth, third and second quarters of 2025, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2026
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$16,160	$9,206	$1,888	$3,198	$1,911	$(43)
Noninterest income
Fees and commissions:
Card income	1,583	1,346	5	216	16	—
Service charges	1,706	639	30	932	102	3
Investment and brokerage services	5,653	106	4,793	29	729	(4)
Investment banking fees	2,138	—	88	1,154	965	(69)
Total fees and commissions	11,080	2,091	4,916	2,331	1,812	(70)
Market making and similar activities	4,177	7	32	59	4,422	(343)
Other income (loss)	304	32	35	648	(123)	(288)
Total noninterest income (loss)	15,561	2,130	4,983	3,038	6,111	(701)
Total revenue, net of interest expense	31,721	11,336	6,871	6,236	8,022	(744)
Provision for credit losses	1,366	1,160	11	215	(11)	(9)
Noninterest expense	18,627	5,801	4,976	3,199	4,484	167
Income (loss) before income taxes	11,728	4,375	1,884	2,822	3,549	(902)
Income tax expense (benefit)	2,654	1,094	471	776	923	(610)
Net income (loss)	$9,074	$3,281	$1,413	$2,046	$2,626	$(292)

Average
Total loans and leases	$1,216,519	$321,056	$270,257	$413,364	$204,994	$6,848
Total assets (1)	3,531,568	1,041,292	328,688	754,368	1,120,548	286,672
Total deposits	2,022,950	956,957	281,593	651,867	38,129	94,404
Period end
Total loans and leases	$1,217,619	$322,271	$276,980	$412,294	$198,678	$7,396
Total assets (1)	3,498,956	1,039,051	327,667	761,395	1,106,764	264,079
Total deposits	2,025,124	953,195	278,155	662,867	38,146	92,761

	First Quarter 2026
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$15,907	$8,993	$1,862	$3,230	$1,861	$(39)
Noninterest income
Fees and commissions:
Card income	1,493	1,273	2	202	16	—
Service charges	1,674	638	32	904	100	—
Investment and brokerage services	5,541	102	4,671	11	760	(3)
Investment banking fees	1,841	—	82	1,047	762	(50)
Total fees and commissions	10,549	2,013	4,787	2,164	1,638	(53)
Market making and similar activities	3,637	7	31	81	3,721	(203)
Other income (loss)	341	36	32	812	(111)	(428)
Total noninterest income (loss)	14,527	2,056	4,850	3,057	5,248	(684)
Total revenue, net of interest expense	30,434	11,049	6,712	6,287	7,109	(723)
Provision for credit losses	1,337	1,132	2	185	27	(9)
Noninterest expense	18,531	5,837	4,938	3,223	4,370	163
Income (loss) before income taxes	10,566	4,080	1,772	2,879	2,712	(877)
Income tax expense (benefit)	1,982	1,020	443	792	705	(978)
Net income	$8,584	$3,060	$1,329	$2,087	$2,007	$101

Average
Total loans and leases	$1,189,528	$322,164	$262,150	$396,988	$201,237	$6,989
Total assets (1)	3,512,490	1,034,670	333,409	749,898	1,101,576	292,937
Total deposits	2,016,929	950,809	286,578	647,583	39,752	92,207
Period end
Total loans and leases	$1,205,035	$321,196	$264,070	$406,982	$205,941	$6,846
Total assets (1)	3,496,186	1,058,618	336,511	745,299	1,091,745	264,013
Total deposits	2,037,663	973,306	287,719	647,018	38,012	91,608

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Second Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,815	$8,726	$1,762	$3,081	$1,267	$(21)
Noninterest income
Fees and commissions:
Card income	1,646	1,415	10	207	19	(5)
Service charges	1,615	627	28	864	94	2
Investment and brokerage services	4,780	85	4,033	23	642	(3)
Investment banking fees	1,428	—	65	767	666	(70)
Total fees and commissions	9,469	2,127	4,136	1,861	1,421	(76)
Market making and similar activities	3,153	6	28	68	3,300	(249)
Other income (loss)	151	(46)	11	679	(6)	(487)
Total noninterest income (loss)	12,773	2,087	4,175	2,608	4,715	(812)
Total revenue, net of interest expense	27,588	10,813	5,937	5,689	5,982	(833)
Provision for credit losses	1,592	1,282	20	277	22	(9)
Noninterest expense	17,183	5,567	4,593	3,070	3,806	147
Income (loss) before income taxes	8,813	3,964	1,324	2,342	2,154	(971)
Income tax expense (benefit)	1,643	991	331	644	625	(948)
Net income (loss)	$7,170	$2,973	$993	$1,698	$1,529	$(23)

Average
Total loans and leases	$1,128,453	$319,142	$237,377	$387,864	$176,368	$7,702
Total assets (1)	3,430,280	1,033,776	320,224	703,326	1,022,955	349,999
Total deposits	1,973,761	951,986	276,825	603,410	38,040	103,500
Period end
Total loans and leases	$1,147,056	$320,908	$241,142	$390,691	$187,357	$6,958
Total assets (1)	3,440,798	1,037,407	320,820	739,214	1,017,594	325,763
Total deposits	2,011,613	954,373	275,778	643,529	38,232	99,701

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date by Business Segment and All Other
(Dollars in millions)
	Six Months Ended June 30, 2026
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$32,067	$18,199	$3,750	$6,428	$3,772	$(82)
Noninterest income
Fees and commissions:
Card income	3,076	2,619	7	418	32	—
Service charges	3,380	1,277	62	1,836	202	3
Investment and brokerage services	11,194	208	9,464	40	1,489	(7)
Investment banking fees	3,979	—	170	2,201	1,727	(119)
Total fees and commissions	21,629	4,104	9,703	4,495	3,450	(123)
Market making and similar activities	7,814	14	63	140	8,143	(546)
Other income (loss)	645	68	67	1,460	(234)	(716)
Total noninterest income (loss)	30,088	4,186	9,833	6,095	11,359	(1,385)
Total revenue, net of interest expense	62,155	22,385	13,583	12,523	15,131	(1,467)
Provision for credit losses	2,703	2,292	13	400	16	(18)
Noninterest expense	37,158	11,638	9,914	6,422	8,854	330
Income (loss) before income taxes	22,294	8,455	3,656	5,701	6,261	(1,779)
Income tax expense (benefit)	4,636	2,114	914	1,568	1,628	(1,588)
Net income (loss)	$17,658	$6,341	$2,742	$4,133	$4,633	$(191)

Average
Total loans and leases	$1,203,098	$321,607	$266,226	$405,222	$203,126	$6,917
Total assets (1)	3,522,082	1,038,000	331,035	752,145	1,111,115	289,787
Total deposits	2,019,955	953,900	284,072	649,737	38,936	93,310
Period end
Total loans and leases	$1,217,619	$322,271	$276,980	$412,294	$198,678	$7,396
Total assets (1)	3,498,956	1,039,051	327,667	761,395	1,106,764	264,079
Total deposits	2,025,124	953,195	278,155	662,867	38,146	92,761

	Six Months Ended June 30, 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$29,403	$17,231	$3,527	$6,232	$2,456	$(43)
Noninterest income
Fees and commissions:
Card income	3,164	2,712	20	409	33	(10)
Service charges	3,176	1,245	55	1,690	183	3
Investment and brokerage services	9,593	168	8,122	41	1,269	(7)
Investment banking fees	2,951	—	134	1,614	1,347	(144)
Total fees and commissions	18,884	4,125	8,331	3,754	2,832	(158)
Market making and similar activities	6,737	14	62	134	6,922	(395)
Other income (loss)	956	(64)	33	1,561	357	(931)
Total noninterest income (loss)	26,577	4,075	8,426	5,449	10,111	(1,484)
Total revenue, net of interest expense	55,980	21,306	11,953	11,681	12,567	(1,527)
Provision for credit losses	3,072	2,574	34	431	50	(17)
Noninterest expense	34,953	11,393	9,252	6,254	7,617	437
Income (loss) before income taxes	17,955	7,339	2,667	4,996	4,900	(1,947)
Income tax expense (benefit)	3,425	1,835	667	1,374	1,421	(1,872)
Net income (loss)	$14,530	$5,504	$2,000	$3,622	$3,479	$(75)

Average
Total loans and leases	$1,111,191	$317,101	$234,866	$383,324	$168,043	$7,857
Total assets (1)	3,389,870	1,031,560	325,387	688,686	996,267	347,970
Total deposits	1,966,089	949,780	281,586	589,375	38,423	106,925
Period end
Total loans and leases	$1,147,056	$320,908	$241,142	$390,691	$187,357	$6,958
Total assets (1)	3,440,798	1,037,407	320,820	739,214	1,017,594	325,763
Total deposits	2,011,613	954,373	275,778	643,529	38,232	99,701

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2026	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025
	2026	2025
Net interest income	$18,199	$17,231	$9,206	$8,993	$9,090	$8,988	$8,726
Noninterest income:
Card income	2,619	2,712	1,346	1,273	1,341	1,403	1,415
Service charges	1,277	1,245	639	638	638	645	627
All other income	290	118	145	145	132	130	45
Total noninterest income	4,186	4,075	2,130	2,056	2,111	2,178	2,087
Total revenue, net of interest expense	22,385	21,306	11,336	11,049	11,201	11,166	10,813

Provision for credit losses	2,292	2,574	1,160	1,132	1,066	1,009	1,282

Noninterest expense	11,638	11,393	5,801	5,837	5,729	5,575	5,567
Income before income taxes	8,455	7,339	4,375	4,080	4,406	4,582	3,964
Income tax expense	2,114	1,835	1,094	1,020	1,102	1,145	991
Net income	$6,341	$5,504	$3,281	$3,060	$3,304	$3,437	$2,973

Net interest yield	3.67%	3.49%	3.68%	3.66%	3.64%	3.59%	3.51%
Efficiency ratio	51.99	53.48	51.18	52.82	51.15	49.92	51.48
Return on average allocated capital (1)	28	25	29	27	30	31	27

Balance Sheet
Average
Total loans and leases	$321,607	$317,101	$321,056	$322,164	$322,678	$320,297	$319,142
Total earning assets (2)	999,632	994,233	1,002,799	996,431	989,897	992,007	996,193
Total assets (2)	1,038,000	1,031,560	1,041,292	1,034,670	1,027,783	1,029,529	1,033,776
Total deposits	953,900	949,780	956,957	950,809	945,394	947,414	951,986
Allocated capital (1)	45,500	44,000	45,500	45,500	44,000	44,000	44,000

Period end
Total loans and leases	$322,271	$320,908	$322,271	$321,196	$325,871	$321,905	$320,908
Total earning assets (2)	999,457	999,094	999,457	1,019,832	998,969	994,931	999,094
Total assets (2)	1,039,051	1,037,407	1,039,051	1,058,618	1,039,346	1,032,826	1,037,407
Total deposits	953,195	954,373	953,195	973,306	956,265	949,100	954,373

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2026	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025
	2026	2025
Average deposit balances
Checking	$564,111	$553,804	$567,531	$560,652	$555,202	$553,438	$556,030
Savings	51,533	53,031	51,807	51,256	50,843	51,840	53,077
MMS	229,254	239,845	229,194	229,315	228,437	232,892	238,285
CDs and IRAs	105,358	99,498	104,768	105,954	107,364	105,633	100,957
Other	3,644	3,602	3,657	3,632	3,548	3,611	3,637
Total average deposit balances	$953,900	$949,780	$956,957	$950,809	$945,394	$947,414	$951,986

Deposit spreads (excludes noninterest costs)
Checking	3.11%	2.85%	3.15%	3.07%	3.02%	2.96%	2.90%
Savings	3.42	3.17	3.46	3.39	3.33	3.28	3.21
MMS	3.62	3.42	3.64	3.59	3.56	3.52	3.45
CDs and IRAs	1.28	1.53	1.31	1.24	1.25	1.37	1.49
Other	3.63	4.22	3.57	3.68	4.27	4.13	4.18
Total deposit spreads	3.05	2.88	3.08	3.01	2.97	2.94	2.91

Consumer investment assets (1)	$639,517	$539,727	$639,517	$573,254	$599,110	$580,391	$539,727

Active digital banking users (in thousands) (2)	49,834	48,998	49,834	49,986	49,323	49,198	48,998
Active mobile banking users (in thousands) (3)	42,056	40,840	42,056	41,766	41,427	41,258	40,840
Financial centers	3,530	3,664	3,530	3,540	3,628	3,649	3,664
ATMs	14,939	14,904	14,939	14,902	14,909	14,920	14,904

Total credit card (4)
Loans
Average credit card outstandings	$103,365	$100,092	$103,640	$103,087	$102,992	$100,966	$100,013
Ending credit card outstandings	105,659	101,209	105,659	102,833	106,027	102,109	101,209
Credit quality
Net charge-offs	$1,843	$1,955	$919	$924	$882	$880	$954
	3.59%	3.94%	3.55%	3.64%	3.40%	3.46%	3.82%
30+ delinquency	$2,352	$2,388	$2,352	$2,512	$2,604	$2,464	$2,388
	2.23%	2.36%	2.23%	2.44%	2.46%	2.41%	2.36%
90+ delinquency	$1,241	$1,257	$1,241	$1,341	$1,352	$1,259	$1,257
	1.17%	1.24%	1.17%	1.30%	1.27%	1.23%	1.24%
Other total credit card indicators (4)
Gross interest yield	11.49%	12.09%	11.36%	11.64%	11.76%	12.17%	12.06%
Risk-adjusted margin	6.58	6.88	6.47	6.69	7.02	7.48	7.07
New accounts (in thousands)	1,883	1,747	999	884	855	929	834
Purchase volumes	$194,849	$183,022	$101,877	$92,972	$99,622	$95,116	$94,814

Debit card data
Purchase volumes	$316,123	$289,485	$164,189	$151,934	$155,070	$150,048	$149,288

Loan production (5)
Consumer Banking:
First mortgage	$6,563	$4,909	$3,497	$3,066	$4,176	$3,052	$3,052
Home equity	4,404	4,075	2,404	2,000	2,159	2,326	2,241
Total (6):
First mortgage	$14,691	$11,112	$8,259	$6,432	$8,463	$6,751	$6,604
Home equity	5,361	4,980	2,899	2,462	2,620	2,800	2,766

(1)    Includes client brokerage assets, deposit sweep balances, brokered certificates of deposit (CDs), and assets under management (AUM) in Consumer Banking.
(2)    Represents mobile and/or online active users over the past 90 days.
(3)    Represents mobile active users over the past 90 days.
(4)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(5)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(6)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2026	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025
	2026	2025
Net interest income	$3,750	$3,527	$1,888	$1,862	$1,870	$1,800	$1,762
Noninterest income:
Investment and brokerage services	9,464	8,122	4,793	4,671	4,563	4,334	4,033
All other income	369	304	190	179	185	178	142
Total noninterest income	9,833	8,426	4,983	4,850	4,748	4,512	4,175
Total revenue, net of interest expense	13,583	11,953	6,871	6,712	6,618	6,312	5,937

Provision for credit losses	13	34	11	2	(3)	4	20

Noninterest expense	9,914	9,252	4,976	4,938	4,747	4,622	4,593
Income before income taxes	3,656	2,667	1,884	1,772	1,874	1,686	1,324
Income tax expense	914	667	471	443	469	421	331
Net income	$2,742	$2,000	$1,413	$1,329	$1,405	$1,265	$993

Net interest yield	2.39%	2.28%	2.42%	2.37%	2.39%	2.33%	2.31%
Efficiency ratio	72.99	77.40	72.41	73.58	71.75	73.22	77.36
Return on average allocated capital (1)	25	21	26	24	28	26	20

Balance Sheet
Average
Total loans and leases	$266,226	$234,866	$270,257	$262,150	$256,968	$245,523	$237,377
Total earning assets (2)	316,294	311,660	313,639	318,978	309,916	306,384	306,490
Total assets (2)	331,035	325,387	328,688	333,409	324,446	320,484	320,224
Total deposits	284,072	281,586	281,593	286,578	279,456	276,534	276,825
Allocated capital (1)	22,250	19,750	22,250	22,250	19,750	19,750	19,750

Period end
Total loans and leases	$276,980	$241,142	$276,980	$264,070	$261,303	$252,986	$241,142
Total earning assets (2)	311,564	305,793	311,564	321,554	320,899	310,732	305,793
Total assets (2)	327,667	320,820	327,667	336,511	335,495	325,605	320,820
Total deposits	278,155	275,778	278,155	287,719	289,854	278,931	275,778

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2026	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025
	2026	2025
Revenue by Business
Merrill Wealth Management	$11,290	$9,961	$5,711	$5,579	$5,494	$5,261	$4,942
Bank of America Private Bank	2,293	1,992	1,160	1,133	1,124	1,051	995
Total revenue, net of interest expense	$13,583	$11,953	$6,871	$6,712	$6,618	$6,312	$5,937

Client Balances by Business, at period end
Merrill Wealth Management	$4,132,451	$3,695,213	$4,132,451	$3,815,389	$3,992,312	$3,896,124	$3,695,213
Bank of America Private Bank	801,945	700,018	801,945	757,017	759,082	744,675	700,018
Total client balances	$4,934,396	$4,395,231	$4,934,396	$4,572,406	$4,751,394	$4,640,799	$4,395,231

Client Balances by Type, at period end
Assets under management (1)	$2,327,766	$1,986,523	$2,327,766	$2,115,782	$2,177,708	$2,109,946	$1,986,523
Brokerage and other assets	2,094,157	1,932,182	2,094,157	1,946,617	2,067,937	2,040,748	1,932,182
Deposits	278,155	275,778	278,155	287,719	289,854	278,931	275,778
Loans and leases (2)	279,618	243,409	279,618	266,657	263,819	255,381	243,409
Less: Managed deposits in assets under management	(45,300)	(42,661)	(45,300)	(44,369)	(47,924)	(44,207)	(42,661)
Total client balances	$4,934,396	$4,395,231	$4,934,396	$4,572,406	$4,751,394	$4,640,799	$4,395,231

Assets Under Management Rollforward
Assets under management, beginning balance	$2,177,708	$1,882,211	$2,115,782	$2,177,708	$2,109,946	$1,986,523	$1,855,657
Net client flows	34,045	38,271	13,673	20,372	20,209	23,517	14,314
Market valuation/other	116,013	66,041	198,311	(82,298)	47,553	99,906	116,552
Total assets under management, ending balance	$2,327,766	$1,986,523	$2,327,766	$2,115,782	$2,177,708	$2,109,946	$1,986,523

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables, which are classified in customer and other receivables on the Consolidated Balance Sheet.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2026	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025
	2026	2025
Net interest income	$6,428	$6,232	$3,198	$3,230	$3,238	$3,141	$3,081
Noninterest income:
Service charges	1,836	1,690	932	904	885	863	864
Investment banking fees	2,201	1,614	1,154	1,047	973	1,155	767
All other income	2,058	2,145	952	1,106	1,142	1,030	977
Total noninterest income	6,095	5,449	3,038	3,057	3,000	3,048	2,608
Total revenue, net of interest expense	12,523	11,681	6,236	6,287	6,238	6,189	5,689

Provision for credit losses	400	431	215	185	243	269	277

Noninterest expense	6,422	6,254	3,199	3,223	3,118	3,044	3,070
Income before income taxes	5,701	4,996	2,822	2,879	2,877	2,876	2,342
Income tax expense	1,568	1,374	776	792	791	791	644
Net income	$4,133	$3,622	$2,046	$2,087	$2,086	$2,085	$1,698

Net interest yield	1.88%	2.02%	1.86%	1.91%	1.86%	1.87%	1.94%
Efficiency ratio	51.29	53.55	51.30	51.27	50.01	49.16	53.98
Return on average allocated capital (1)	15	14	15	16	16	16	13

Balance Sheet
Average
Total loans and leases	$405,222	$383,324	$413,364	$396,988	$386,319	$388,482	$387,864
Total earning assets (2)	687,699	623,607	689,980	685,393	690,069	665,143	638,259
Total assets (2)	752,145	688,686	754,368	749,898	754,999	730,206	703,326
Total deposits	649,737	589,375	651,867	647,583	656,120	631,560	603,410
Allocated capital (1)	54,250	50,750	54,250	54,250	50,750	50,750	50,750

Period end
Total loans and leases	$412,294	$390,691	$412,294	$406,982	$388,998	$386,828	$390,691
Total earning assets (2)	695,499	673,069	695,499	681,219	671,354	671,971	673,069
Total assets (2)	761,395	739,214	761,395	745,299	734,710	737,640	739,214
Total deposits	662,867	643,529	662,867	647,018	641,211	640,801	643,529

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2026	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025
	2026	2025
Investment Banking fees (1)
Advisory (2)	$1,014	$630	$517	$497	$541	$536	$291
Debt issuance	837	755	417	420	321	472	346
Equity issuance	350	229	220	130	111	147	130
Total Investment Banking fees (3)	$2,201	$1,614	$1,154	$1,047	$973	$1,155	$767

Business Lending
Corporate	$1,985	$1,955	$893	$1,092	$1,031	$1,045	$1,006
Commercial	2,255	2,250	1,118	1,137	1,181	1,135	1,141
Business Banking	98	109	50	48	51	56	55
Total Business Lending revenue	$4,338	$4,314	$2,061	$2,277	$2,263	$2,236	$2,202

Global Transaction Services
Corporate	$2,805	$2,558	$1,399	$1,406	$1,415	$1,326	$1,270
Commercial	2,213	2,050	1,118	1,095	1,131	1,043	1,018
Business Banking	787	721	403	384	397	370	361
Total Global Transaction Services revenue	$5,805	$5,329	$2,920	$2,885	$2,943	$2,739	$2,649

Average deposit balances
Interest-bearing	$496,005	$438,121	$498,484	$493,498	$502,455	$483,285	$453,768
Noninterest-bearing	153,732	151,254	153,383	154,085	153,665	148,275	149,642
Total average deposits	$649,737	$589,375	$651,867	$647,583	$656,120	$631,560	$603,410

Provision for credit losses	$400	$431	$215	$185	$243	$269	$277

Credit quality (4, 5)
Reservable criticized utilized exposure	$18,639	$24,298	$18,639	$20,576	$21,010	$22,637	$24,298
	4.27%	5.90%	4.27%	4.79%	5.11%	5.55%	5.90%

Nonperforming loans, leases and foreclosed properties	$2,577	$3,114	$2,577	$2,550	$2,620	$2,395	$3,114
	0.63%	0.80%	0.63%	0.63%	0.68%	0.62%	0.80%

Average loans and leases by product
U.S. commercial	$255,209	$238,993	$260,750	$249,606	$242,890	$244,131	$242,431
Non-U.S. commercial	82,875	79,414	84,824	80,905	78,363	79,811	80,672
Commercial real estate	50,814	48,667	51,696	49,922	48,313	48,256	48,397
Commercial lease financing	16,324	16,250	16,094	16,555	16,752	16,282	16,364
Other	—	—	—	—	1	2	—
Total average loans and leases	$405,222	$383,324	$413,364	$396,988	$386,319	$388,482	$387,864

Total Corporation Investment Banking fees
Advisory (2)	$1,111	$717	$558	$553	$590	$583	$333
Debt issuance	2,099	1,779	1,113	986	810	1,109	837
Equity issuance	888	600	535	353	297	362	328
Total investment banking fees including self-led deals	4,098	3,096	2,206	1,892	1,697	2,054	1,498
Self-led deals	(119)	(145)	(68)	(51)	(31)	(41)	(70)
Total Investment Banking fees	$3,979	$2,951	$2,138	$1,841	$1,666	$2,013	$1,428

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is calculated as nonperforming assets divided by loans, leases and foreclosed properties.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2026	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025
	2026	2025
Net interest income	$3,772	$2,456	$1,911	$1,861	$1,750	$1,484	$1,267
Noninterest income:
Investment and brokerage services	1,489	1,269	729	760	628	614	642
Investment banking fees	1,727	1,347	965	762	656	834	666
Market making and similar activities	8,143	6,922	4,422	3,721	2,001	3,141	3,300
All other income	—	573	(5)	5	269	152	107
Total noninterest income	11,359	10,111	6,111	5,248	3,554	4,741	4,715
Total revenue, net of interest expense (1)	15,131	12,567	8,022	7,109	5,304	6,225	5,982

Provision for credit losses	16	50	(11)	27	12	9	22

Noninterest expense	8,854	7,617	4,484	4,370	3,906	3,895	3,806
Income before income taxes	6,261	4,900	3,549	2,712	1,386	2,321	2,154
Income tax expense	1,628	1,421	923	705	402	673	625
Net income	$4,633	$3,479	$2,626	$2,007	$984	$1,648	$1,529

Efficiency ratio	58.52%	60.61%	55.90%	61.47%	73.64%	62.58%	63.61%
Return on average allocated capital (2)	17	14	20	15	8	13	13

Balance Sheet
Average
Total trading-related assets	$738,503	$684,414	$746,938	$729,973	$666,609	$676,621	$700,413
Total loans and leases	203,126	168,043	204,994	201,237	197,822	190,994	176,368
Total earning assets	880,124	796,875	885,914	874,270	820,324	813,197	825,835
Total assets	1,111,115	996,267	1,120,548	1,101,576	1,026,282	1,024,300	1,022,955
Total deposits	38,936	38,423	38,129	39,752	37,875	37,588	38,040
Allocated capital (2)	53,500	49,000	53,500	53,500	49,000	49,000	49,000

Period end
Total trading-related assets	$733,475	$670,649	$733,475	$727,035	$670,949	$638,176	$670,649
Total loans and leases	198,678	187,357	198,678	205,941	202,733	196,759	187,357
Total earning assets	873,890	806,289	873,890	866,402	814,196	793,246	806,289
Total assets	1,106,764	1,017,594	1,106,764	1,091,745	1,032,858	997,908	1,017,594
Total deposits	38,146	38,232	38,146	38,012	40,614	36,883	38,232

Trading-related assets (average)
Trading account securities	$379,481	$345,273	$371,536	$387,514	$357,802	$361,610	$343,971
Reverse repurchases	162,604	156,405	168,093	157,053	132,317	138,908	169,064
Securities borrowed	150,113	141,872	159,969	140,148	135,904	135,615	146,889
Derivative assets	46,305	40,864	47,340	45,258	40,586	40,488	40,489
Total trading-related assets	$738,503	$684,414	$746,938	$729,973	$666,609	$676,621	$700,413

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 21.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2026	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025
	2026	2025
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$7,021	$6,674	$3,476	$3,545	$2,501	$3,092	$3,195
Equities	6,464	4,319	3,622	2,842	2,015	2,270	2,133
Total sales and trading revenue	$13,485	$10,993	$7,098	$6,387	$4,516	$5,362	$5,328

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$7,032	$6,713	$3,536	$3,496	$2,517	$3,078	$3,249
Equities	6,447	4,312	3,619	2,828	2,016	2,270	2,130
Total sales and trading revenue, excluding net debit valuation adjustment	$13,479	$11,025	$7,155	$6,324	$4,533	$5,348	$5,379

Sales and trading revenue breakdown
Net interest income	$3,457	$2,153	$1,765	$1,692	$1,612	$1,340	$1,119
Commissions	1,488	1,268	728	760	628	614	642
Trading	8,142	6,921	4,421	3,721	2,001	3,140	3,299
Other	398	651	184	214	275	268	268
Total sales and trading revenue	$13,485	$10,993	$7,098	$6,387	$4,516	$5,362	$5,328

(1)    Includes Global Banking sales and trading revenue of $469 million and $175 million for the six months ended June 30, 2026 and 2025, $227 million and $242 million for the second and first quarters of 2026, and $183 million, $172 million and $212 million for the fourth, third and second quarters of 2025, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses), which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $6 million and $(32) million for the six months ended June 30, 2026 and 2025, $(57) million and $63 million for the second and first quarters of 2026, and $(17) million, $14 million and $(51) million for the fourth, third and second quarters of 2025, respectively. FICC net DVA gains (losses) were $(11) million and $(39) million for the six months ended June 30, 2026 and 2025, $(60) million and $49 million for the second and first quarters of 2026, and $(16) million, $14 million and $(54) million for the fourth, third, and second quarters of 2025, respectively. Equities net DVA gains (losses) were $17 million and $7 million for the six months ended June 30, 2026 and 2025, $3 million and $14 million for the second and first quarters of 2026, and $(1) million, $0 and $3 million for the fourth, third and second quarters of 2025, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2026	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025
	2026	2025
Net interest income	$(82)	$(43)	$(43)	$(39)	$(33)	$(26)	$(21)
Noninterest income (loss)	(1,385)	(1,484)	(701)	(684)	(796)	(672)	(812)
Total revenue, net of interest expense	(1,467)	(1,527)	(744)	(723)	(829)	(698)	(833)

Provision for credit losses	(18)	(17)	(9)	(9)	(10)	4	(9)

Noninterest expense	330	437	167	163	(63)	201	147
Loss before income taxes	(1,779)	(1,947)	(902)	(877)	(756)	(903)	(971)
Income tax expense (benefit)	(1,588)	(1,872)	(610)	(978)	(624)	(800)	(948)
Net income (loss)	$(191)	$(75)	$(292)	$101	$(132)	$(103)	$(23)

Balance Sheet
Average
Total loans and leases	$6,917	$7,857	$6,848	$6,989	$7,108	$7,739	$7,702
Total assets (2)	289,787	347,970	286,672	292,937	294,281	328,928	349,999
Total deposits	93,310	106,925	94,404	92,207	93,678	98,338	103,500

Period end
Total loans and leases	$7,396	$6,958	$7,396	$6,846	$6,795	$7,422	$6,958
Total assets (3)	264,079	325,763	264,079	264,013	269,329	309,170	325,763
Total deposits	92,761	99,701	92,761	91,608	90,785	96,493	99,701

(1)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $993.4 billion and $979.1 billion for the six months ended June 30, 2026 and 2025, and $984.1 billion, $1.0 trillion, $1.0 trillion, $994.4 billion and $981.6 billion for the second and first quarters of 2026, and the fourth, third and second quarters of 2025, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $982.1 billion for the second quarter of 2026 and $1.0 trillion for the first quarter of 2026 and the fourth, third and second quarters of 2025.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	June 30 2026	March 31 2026	June 30 2025
Consumer
Residential mortgage	$236,316	$236,176	$235,313
Home equity	27,114	26,762	26,142
Credit card	105,659	102,833	101,209
Direct/Indirect consumer (1)	118,327	113,954	109,730
Other consumer (2)	182	153	165
Total consumer loans excluding loans accounted for under the fair value option	487,598	479,878	472,559
Consumer loans accounted for under the fair value option (3)	159	158	214
Total consumer	487,757	480,036	472,773

Commercial
U.S. commercial	456,632	451,951	415,423
Non-U.S. commercial	159,894	160,722	148,675
Commercial real estate (4)	71,097	69,615	65,676
Commercial lease financing	15,402	15,945	15,752
	703,025	698,233	645,526
U.S. small business commercial	23,637	23,167	22,108
Total commercial loans excluding loans accounted for under the fair value option	726,662	721,400	667,634
Commercial loans accounted for under the fair value option (3)	3,200	3,599	6,649
Total commercial	729,862	724,999	674,283
Total loans and leases	$1,217,619	$1,205,035	$1,147,056

(1)Includes primarily auto and specialty lending loans and leases of $52.4 billion, $53.9 billion and $54.8 billion, U.S. securities-based lending loans of $61.9 billion, $56.2 billion and $51.2 billion and non-U.S. consumer loans of $3.2 billion, $3.1 billion and $2.9 billion at June 30, 2026, March 31, 2026 and June 30, 2025, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $55 million, $56 million and $58 million and home equity loans of $104 million, $102 million and $156 million at June 30, 2026, March 31, 2026 and June 30, 2025, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $2.2 billion, $2.5 billion and $2.5 billion and non-U.S. commercial loans of $1.0 billion, $1.1 billion and $4.1 billion at June 30, 2026, March 31, 2026 and June 30, 2025, respectively.
(4)Includes U.S. commercial real estate loans of $65.9 billion, $64.2 billion and $59.7 billion and non-U.S. commercial real estate loans of $5.2 billion, $5.5 billion and $6.0 billion at June 30, 2026, March 31, 2026 and June 30, 2025, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2026
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$236,187	$115,760	$111,950	$—	$3,050	$5,427
Home equity	27,099	23,043	2,970	—	94	992
Credit card	103,640	100,005	3,635	—	—	—
Direct/Indirect and other consumer	116,455	53,442	63,010	—	—	3
Total consumer	483,381	292,250	181,565	—	3,144	6,422

Commercial
U.S. commercial	482,510	28,783	78,795	260,750	114,038	144
Non-U.S. commercial	164,502	—	675	84,824	78,491	512
Commercial real estate	70,280	23	9,222	51,696	9,321	18
Commercial lease financing	15,846	—	—	16,094	—	(248)
Total commercial	733,138	28,806	88,692	413,364	201,850	426
Total loans and leases	$1,216,519	$321,056	$270,257	$413,364	$204,994	$6,848

	First Quarter 2026
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$236,089	$116,294	$111,042	$—	$3,171	$5,582
Home equity	26,884	22,837	2,912	—	97	1,038
Credit card	103,087	99,554	3,533	—	—	—
Direct/Indirect and other consumer	114,167	54,862	59,302	—	—	3
Total consumer	480,227	293,547	176,789	—	3,268	6,623

Commercial
U.S. commercial	466,097	28,593	75,618	249,606	112,145	135
Non-U.S. commercial	158,080	—	666	80,905	76,036	473
Commercial real estate	68,829	24	9,077	49,922	9,788	18
Commercial lease financing	16,295	—	—	16,555	—	(260)
Total commercial	709,301	28,617	85,361	396,988	197,969	366
Total loans and leases	$1,189,528	$322,164	$262,150	$396,988	$201,237	$6,989

	Second Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$235,130	$117,551	$108,006	$—	$3,532	$6,041
Home equity	26,190	22,173	2,698	—	149	1,170
Credit card	100,013	96,543	3,470	—	—	—
Direct/Indirect and other consumer	108,955	55,002	53,950	—	—	3
Total consumer	470,288	291,269	168,124	—	3,681	7,214

Commercial
U.S. commercial	427,194	27,850	60,531	242,431	96,262	120
Non-U.S. commercial	149,044	—	726	80,672	67,012	634
Commercial real estate	65,847	23	7,996	48,397	9,413	18
Commercial lease financing	16,080	—	—	16,364	—	(284)
Total commercial	658,165	27,873	69,253	387,864	172,687	488
Total loans and leases	$1,128,453	$319,142	$237,377	$387,864	$176,368	$7,702

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	June 30 2026	March 31 2026	June 30 2025	June 30 2026	March 31 2026	June 30 2025
Asset managers and funds	$158,737	$157,305	$133,225	$244,645	$242,756	$210,455
Finance companies	92,461	95,327	87,100	129,861	130,766	119,835
Capital goods	56,536	57,647	55,105	119,644	112,724	104,108
Real estate(5)	70,197	70,282	69,699	99,742	97,921	96,793
Healthcare equipment and services	39,552	36,833	36,898	74,237	72,982	66,644
Individuals and trusts	51,250	45,685	36,754	66,984	60,264	50,167
Materials	30,374	30,743	29,640	61,528	62,554	62,004
Retailing	26,404	27,372	26,763	56,795	54,295	54,041
Consumer services	29,019	30,043	29,936	56,212	55,913	55,174
Food, beverage and tobacco	24,802	24,922	25,149	53,498	49,940	50,436
Government and public education	34,112	35,316	32,747	50,651	52,863	50,402
Commercial services and supplies	27,640	25,013	24,953	49,700	45,869	45,806
Utilities	20,560	19,604	19,280	46,788	44,913	43,748
Energy	14,425	15,544	13,771	40,347	42,721	35,790
Transportation	25,826	24,512	24,424	38,852	37,832	35,831
Media	12,303	13,868	11,343	35,445	46,086	23,854
Technology hardware and equipment	14,155	12,767	10,638	35,373	31,820	31,429
Software and services	16,308	17,555	11,326	33,089	34,947	30,458
Global commercial banks	24,268	24,815	23,509	27,074	27,790	27,339
Pharmaceuticals and biotechnology	8,397	7,359	7,301	26,820	24,615	22,150
Insurance	12,432	12,156	11,055	25,075	23,995	23,077
Vehicle dealers	19,833	19,414	18,618	25,049	25,081	24,496
Consumer durables and apparel	9,838	9,642	10,244	21,888	21,722	22,264
Telecommunication services	6,784	6,946	7,049	17,141	15,896	16,312
Automobiles and components	7,348	7,772	8,109	16,291	16,257	17,355
Food and staples retailing	5,936	5,872	6,645	11,703	11,157	12,488
Financial markets infrastructure (clearinghouses)	5,013	6,561	6,355	8,368	8,784	9,431
Religious and social organizations	2,301	2,258	2,368	4,247	4,302	4,057
Total commercial credit exposure by industry	$846,811	$843,133	$780,004	$1,477,047	$1,456,765	$1,345,944

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $84.0 billion, $71.8 billion and $61.6 billion at June 30, 2026, March 31, 2026 and June 30, 2025, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $34.0 billion, $30.8 billion and $29.3 billion, which consists primarily of other marketable securities, at June 30, 2026, March 31, 2026 and June 30, 2025, respectively.
(2)Total utilized and total committed exposure includes loans of $3.2 billion, $3.6 billion and $6.6 billion and issued letters of credit with a notional amount of $64 million, $63 million and $53 million accounted for under the fair value option at June 30, 2026, March 31, 2026 and June 30, 2025, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $3.2 billion, $2.4 billion and $2.2 billion at June 30, 2026, March 31, 2026 and June 30, 2025, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	June 30 2026	March 31 2026	December 31 2025	September 30 2025	June 30 2025
Residential mortgage	$2,049	$2,103	$2,008	$1,972	$2,008
Home equity	371	391	392	386	393
Direct/Indirect consumer	170	186	176	173	163
Total consumer	2,590	2,680	2,576	2,531	2,564
U.S. commercial	1,674	1,488	1,404	1,131	1,277
Non-U.S. commercial	312	334	80	107	102
Commercial real estate	1,068	1,191	1,596	1,470	1,964
Commercial lease financing	62	85	97	59	35
	3,116	3,098	3,177	2,767	3,378
U.S. small business commercial	45	53	51	49	39
Total commercial	3,161	3,151	3,228	2,816	3,417
Total nonperforming loans and leases	5,751	5,831	5,804	5,347	5,981
Foreclosed properties	119	102	101	123	123
Total nonperforming loans, leases, and foreclosed properties (1, 2)	$5,870	$5,933	$5,905	$5,470	$6,104

Fully-insured home loans past due 30 days or more and still accruing	$420	$458	$450	$439	$419
Consumer credit card past due 30 days or more and still accruing	2,352	2,512	2,604	2,464	2,388
Other loans past due 30 days or more and still accruing	3,220	4,248	3,834	3,637	3,240
Total loans past due 30 days or more and still accruing (3, 4)	$5,992	$7,218	$6,888	$6,540	$6,047

Fully-insured home loans past due 90 days or more and still accruing	$219	$240	$207	$201	$196
Consumer credit card past due 90 days or more and still accruing	1,241	1,341	1,351	1,260	1,257
Other loans past due 90 days or more and still accruing	402	436	563	637	298
Total loans past due 90 days or more and still accruing (4)	$1,862	$2,017	$2,121	$2,098	$1,751

Nonperforming loans, leases and foreclosed properties/Total assets (5)	0.17%	0.17%	0.17%	0.16%	0.18%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (5)	0.48	0.49	0.50	0.47	0.54
Nonperforming loans and leases/Total loans and leases (5)	0.47	0.49	0.49	0.46	0.52
Commercial reservable criticized utilized exposure (6)	$22,074	$24,339	$24,748	$26,332	$27,904
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (5)	2.89%	3.21%	3.37%	3.67%	3.98%
Total commercial criticized utilized exposure/Commercial utilized exposure (6)	2.90	3.20	3.36	3.62	3.88

(1)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(2)Balances do not include nonperforming loans held-for-sale of $358 million, $500 million, $517 million, $521 million and $481 million at June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively.
(3)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $16 million, $4 million, $9 million, $49 million and $27 million at June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively.
(4)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(5)Total assets and total loans and leases do not include loans accounted for under the fair value option of $3.4 billion, $3.8 billion, $3.5 billion, $6.7 billion and $6.9 billion at June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively.
(6)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Second Quarter 2026	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,680	$2,576	$2,531	$2,564	$2,613
Additions	305	395	294	253	264
Reductions:
Paydowns and payoffs	(135)	(118)	(103)	(137)	(132)
Sales	(87)	—	—	(1)	(1)
Returns to performing status (2)	(156)	(150)	(131)	(136)	(157)
Charge-offs (3)	(12)	(15)	(10)	(5)	(13)
Transfers to foreclosed properties	(5)	(8)	(5)	(7)	(10)
Total net additions (reductions) to nonperforming loans and leases	(90)	104	45	(33)	(49)
Total nonperforming consumer loans and leases, end of period	2,590	2,680	2,576	2,531	2,564
Foreclosed properties	97	92	90	97	94
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,687	$2,772	$2,666	$2,628	$2,658

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$3,151	$3,228	$2,816	$3,417	$3,470
Additions	680	665	883	550	1,105
Reductions:
Paydowns	(205)	(278)	(259)	(834)	(484)
Sales	(126)	(225)	(30)	(19)	(107)
Returns to performing status (5)	(71)	(2)	(5)	(12)	(219)
Charge-offs	(254)	(237)	(177)	(286)	(348)
Transfers to foreclosed properties	(14)	—	—	—	—
Total net additions (reductions) to nonperforming loans and leases	10	(77)	412	(601)	(53)
Total nonperforming commercial loans and leases, end of period	3,161	3,151	3,228	2,816	3,417
Foreclosed properties	22	10	11	26	29
Nonperforming commercial loans, leases and foreclosed properties, end of period	$3,183	$3,161	$3,239	$2,842	$3,446

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 26.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(5)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Second Quarter 2026		First Quarter 2026		Fourth Quarter 2025		Third Quarter 2025		Second Quarter 2025
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$1	—%	$5	0.01%	$(2)	—%	$(1)	—%	$2	—%
Home equity	(6)	(0.09)	(7)	(0.09)	(8)	(0.12)	(11)	(0.17)	(10)	(0.15)
Credit card	919	3.55	924	3.64	882	3.40	880	3.46	954	3.82
Direct/Indirect consumer	56	0.19	74	0.26	63	0.22	55	0.20	47	0.17
Other consumer	70	n/m	63	n/m	57	n/m	55	n/m	66	n/m
Total consumer	1,040	0.86	1,059	0.89	992	0.82	978	0.82	1,059	0.90
U.S. commercial	180	0.16	132	0.12	92	0.09	135	0.13	129	0.13
Non-U.S. commercial	53	0.13	7	0.02	24	0.06	—	—	—	—
Total commercial and industrial	233	0.15	139	0.09	116	0.08	135	0.09	129	0.09
Commercial real estate	2	0.01	56	0.33	46	0.27	120	0.72	202	1.24
Commercial lease financing	—	—	12	0.30	3	0.07	—	—	1	0.02
	235	0.13	207	0.12	165	0.10	255	0.16	332	0.21
U.S. small business commercial	137	2.35	143	2.55	130	2.29	134	2.41	134	2.48
Total commercial	372	0.20	350	0.20	295	0.17	389	0.23	466	0.29
Total net charge-offs	$1,412	0.47	$1,409	0.48	$1,287	0.44	$1,367	0.47	$1,525	0.55

By Business Segment and All Other
Consumer Banking	$1,183	1.48%	$1,208	1.52%	$1,133	1.39%	$1,122	1.39%	$1,200	1.51%
Global Wealth & Investment Management	9	0.01	13	0.02	5	0.01	8	0.01	10	0.02
Global Banking	231	0.23	164	0.17	160	0.17	250	0.26	303	0.32
Global Markets	—	—	33	0.07	—	—	(1)	—	25	0.06
All Other	(11)	(0.61)	(9)	(0.58)	(11)	(0.63)	(12)	(0.61)	(13)	(0.68)
Total net charge-offs	$1,412	0.47	$1,409	0.48	$1,287	0.44	$1,367	0.47	$1,525	0.55

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Six Months Ended June 30
	2026		2025
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$6	—%	$2	—%
Home equity	(13)	(0.09)	(22)	(0.17)
Credit card	1,843	3.59	1,955	3.94
Direct/Indirect consumer	130	0.23	117	0.22
Other consumer	133	n/m	126	n/m
Total consumer	2,099	0.88	2,178	0.94
U.S. commercial	312	0.14	199	0.10
Non-U.S. commercial	60	0.08	7	0.01
Total commercial and industrial	372	0.12	206	0.08
Commercial real estate	58	0.17	325	1.00
Commercial lease financing	12	0.14	1	0.01
	442	0.13	532	0.17
U.S. small business commercial	280	2.45	267	2.52
Total commercial	722	0.20	799	0.25
Total net charge-offs	$2,821	0.47	$2,977	0.54

By Business Segment and All Other
Consumer Banking	$2,391	1.50%	$2,462	1.57%
Global Wealth & Investment Management	22	0.02	19	0.02
Global Banking	395	0.20	490	0.26
Global Markets	33	0.03	31	0.04
All Other	(20)	(0.59)	(25)	(0.65)
Total net charge-offs	$2,821	0.47	$2,977	0.54

(1)Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	June 30, 2026		March 31, 2026		June 30, 2025
	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)
Allowance for loan and lease losses
Residential mortgage	$313	0.13%	$303	0.13%	$290	0.12%
Home equity	128	0.47	114	0.43	56	0.21
Credit card	7,060	6.68	7,095	6.90	7,456	7.37
Direct/Indirect consumer	681	0.58	705	0.62	712	0.65
Other consumer	64	n/m	54	n/m	64	n/m
Total consumer	8,246	1.69	8,271	1.72	8,578	1.82
U.S. commercial (2)	3,035	0.63	3,051	0.64	2,816	0.64
Non-U.S. commercial	868	0.54	837	0.52	773	0.52
Commercial real estate	908	1.28	939	1.35	1,082	1.65
Commercial lease financing	57	0.37	50	0.32	42	0.27
Total commercial	4,868	0.67	4,877	0.68	4,713	0.71
Allowance for loan and lease losses	13,114	1.08	13,148	1.09	13,291	1.17
Reserve for unfunded lending commitments	1,150		1,161		1,143
Allowance for credit losses	$14,264		$14,309		$14,434

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (1)		1.08%		1.09%		1.17%
Allowance for loan and lease losses/Total nonperforming loans and leases		228		225		222
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		2.32		2.30		2.17

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. For fair value option amounts, see Outstanding Loans and Leases and related footnotes on page 23.
(2)Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.4 billion, $1.4 billion and $1.3 billion at June 30, 2026, March 31, 2026 and June 30, 2025, respectively.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business using certain non-GAAP financial measures, including pretax, pre-provision income and ratios that utilize tangible equity and tangible assets, each of which is a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most directly comparable financial measures defined by GAAP for the six months ended June 30, 2026 and 2025 and the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate these non-GAAP financial measures differently.

	Six Months Ended June 30		Second Quarter 2026	First Quarter 2026	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025
	2026	2025

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$21,969	$17,665	$11,565	$10,404	$9,622	$10,408	$8,668
Provision for credit losses	2,703	3,072	1,366	1,337	1,308	1,295	1,592
Pretax, pre-provision income	$24,672	$20,737	$12,931	$11,741	$10,930	$11,703	$10,260

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$301,738	$294,761	$300,984	$302,501	$303,873	$300,381	$295,329
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,824)	(1,902)	(1,815)	(1,834)	(1,853)	(1,873)	(1,893)
Related deferred tax liabilities	823	848	820	825	827	839	846
Tangible shareholders’ equity	$231,716	$224,686	$230,968	$232,471	$233,826	$230,326	$225,261
Preferred stock	(25,370)	(22,440)	(24,996)	(25,748)	(25,992)	(25,232)	(22,573)
Tangible common shareholders’ equity	$206,346	$202,246	$205,972	$206,723	$207,834	$205,094	$202,688

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$301,094	$298,021	$301,094	$300,668	$303,243	$302,437	$298,021
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,803)	(1,880)	(1,803)	(1,821)	(1,841)	(1,860)	(1,880)
Related deferred tax liabilities	816	842	816	821	825	828	842
Tangible shareholders’ equity	$231,086	$227,962	$231,086	$230,647	$233,206	$232,384	$227,962
Preferred stock	(24,996)	(23,495)	(24,996)	(24,996)	(25,992)	(25,992)	(23,495)
Tangible common shareholders’ equity	$206,090	$204,467	$206,090	$205,651	$207,214	$206,392	$204,467

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,498,956	$3,440,798	$3,498,956	$3,496,186	$3,411,738	$3,403,149	$3,440,798
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,803)	(1,880)	(1,803)	(1,821)	(1,841)	(1,860)	(1,880)
Related deferred tax liabilities	816	842	816	821	825	828	842
Tangible assets	$3,428,948	$3,370,739	$3,428,948	$3,426,165	$3,341,701	$3,333,096	$3,370,739

Book value per share of common stock
Common shareholders’ equity	$276,098	$274,526	$276,098	$275,672	$277,251	$276,445	$274,526
Ending common shares issued and outstanding	7,018.0	7,436.7	7,018.0	7,129.9	7,212.5	7,329.4	7,436.7
Book value per share of common stock	$39.34	$36.92	$39.34	$38.66	$38.44	$37.72	$36.92

Tangible book value per share of common stock
Tangible common shareholders’ equity	$206,090	$204,467	$206,090	$205,651	$207,214	$206,392	$204,467
Ending common shares issued and outstanding	7,018.0	7,436.7	7,018.0	7,129.9	7,212.5	7,329.4	7,436.7
Tangible book value per share of common stock	$29.37	$27.49	$29.37	$28.84	$28.73	$28.16	$27.49

Current-period information is preliminary and based on company data available at the time of the presentation.	31